September 30, 1998
Annual
Report

Calvert Capital
Accumulation Fund

Calvert
Capital
Accumulation
Fund










Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, Maryland  20814

Calvert Group Information
To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Web Site
http://www.calvertgroup.com


Please check the inside back cover for
Calvert Group's Family of Funds.


This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.


TABLE OF CONTENTS
President's Letter                          1
Portfolio Manager Remarks                   2
Report of Independent Accountants           4
Statement of Net Assets                     5
Statements of Operations                    8
Statements of Changes in net Assets         9
Notes to Financial Statements               10
Financial Highlights                        13

Dear Shareholders:

I'd like to take a minute to share with you our views on the current investment environment and offer some information you can use to put recent financial market events in perspective.

Today's investment climate reflects an unprecedented confluence of factors:

1. Global economic turmoil. The financial crisis touched off in Asia has spread, by way of Russia, to emerging markets in Latin America, Africa and elsewhere. Weakened economies abroad affect the profit outlook for U.S. companies.

2. Low interest rates in the U.S. The shakeup of world economies and markets caused investors to seek shelter in the safest securities, especially U.S. Treasuries. Increased demand for fixed-income securities has pushed Treasury yields to historic lows.

3. A high level of volatility. The Standard & Poor's 500 Stock Index posted 17 consecutive quarters of positive returns before surprising investors with negative returns for the third quarter of 1998. Since the end of that quarter, the S&P 500 has rallied back and, as of this writing, is in positive territory again for the year.

No one can assure you there won't be further jolts. However, we believe the underpinnings of the market are solid. Our forecast calls for slower growth in the U.S., but not a recession, and continued low interest rates. We are also encouraged by recent progress to implement solutions that should help to take the pressure off world markets.

You should know that Calvert Group fund managers are working to capitalize on opportunities, within appropriate levels of risk for each portfolio. This challenging environment underscores the value of professional money management, and we certainly appreciate your trust.
Sincerely,


Barbara J. Krumsiek
President and CEO
October 20, 1998

Capital Accumulation Fund Portfolio Statistics
September 30, 1998
Investment Performance

                                 6 Months          12 Months
                                 ended             ended
                                 9/30/98           9/30/98
Class A                          (10.39%)          3.37%
Class B                          (10.95%)          N/A
Class C                          (10.66%)          2.52%
S&P Midcap 400
Index TR                         (6.93%)           9.08%
Lipper Mid-Cap
Funds Average                    (19.02%)          (11.95%)
Ten Largest Stock Holdings

                                 % of Net Assets

BMC Software, Inc.               3.93%
Paychex, Inc.                    3.73%
Sterling Software, Inc.          3.73%
Solectron Corp.                  3.54%
Sterling Commerce, Inc.          3.34%
ALZA Corp.                       3.25%
Network Associates, Inc.         3.12%
Altera Corp.                     3.02%
G&K Services, Inc., Class A      2.90%
Axciom Corp.                     2.88%
Total                            33.44%

Asset Allocation

Stocks                              97%
Cash or Cash Equivalents            3%
Total                               100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.
TR represents total return.

Source: Lipper Analytical Services, Inc.


Portfolio Statistics
September 30, 1998
Average Annual Total Returns


                           Class A Shares
One year                   (1.51%)
Since inception            16.81%
(10/31/94)

                           Class B Shares
Since inception            (15.44%)
(3/31/98)

                           Class C Shares
One year                   1.52%
Since inception            17.35%
(10/31/94)

Performance Comparison
Comparison of change in value of $10,000 investment.
(Source:Lipper Analytical Services, Inc.)

Line graph here 11/1/94 - 9/98:

Calvert Capital Accumulation Fund (A) - $18,391
Calvert Capital Accumulation Fund (B) - 18,723
Lipper Mid-Cap Fund Index - $16,321
S&P Mid-Cap 400 Index - $18,532

Top Five Economic Sectors

                           % of Equity Holdings
Technology                          31.19%
Business Equipment
     and Services                   19.55%
Health Care                         12.91%
Financial Services                  12.24%
Retail                              6.98%


Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. Past performance is no guarantee of future results.


Ed Brown
of Brown Capital Management Company
How would you characterize the investment climate during the past year?
For the 12 months, the climate for investing in U.S. stocks was generally hospitable, evidenced by modest inflation, relatively stable interest rates and sustained corporate profits growth. Despite this favorable environment, investor psychology and confidence were dampened by domestic political uncertainty and economic problems in Asia and Russia. As a result, the past 12 months were marked by increasing volatility and, in our opinion, indiscriminate selling of companies with solid fundamentals.

For the year, the Standard & Poor's 400 Midcap Index returned (6.07%), compared to a 9.08% return for the large-company proxy, the Standard & Poor's 500 Stock Index. The Midcap Index's returns were driven by computer software companies and health care-related distributors, on the positive side, and by electronic components and equipment, health services and leisure services on the negative side.

What steps did managers take to enhance returns and reduce risks?
We held to our strategy, which is designed to generate superior long-term results regardless of the investment climate. We utilize a bottom-up, fundamental approach to finding the most promising opportunities and use a proprietary valuation methodology to identify stocks selling at reasonable prices. As another way of seeking to maximize return and minimize risk, we construct the portfolio around our "best ideas," selecting those companies that stand to benefit from the underlying themes and trends we see at work in the stock market.

During this past year of increased market volatility, we have re-evaluated all Fund holding to make sure we have the same high level of confidence we had when we purchased the stock. And, as stock prices for medium-sized companies fell to even more attractive levels relative to large-companies, we sought to selectively increase our exposure to this sector. We believe that confidence and conviction are the key to making sound investment decisions, particularly when the markets are highly volatile, and these qualities form the foundation of our strategy.

How has the Fund performed relative to its peer group?
We're pleased to have generated a positive return for the 12-month period and outperformed both the S&P 400 Midcap Index and the Lipper Average of similar funds. The majority of the relative outperformance can be attributed to stock selection, an overweighted position in the technology industry and our exposure to large companies. Large-company stocks led small-company stocks especially in the first half of the Fund's fiscal year. This sector also proved to be most susceptible to market volatility.

What's your outlook for the U.S. market?
We view the market as reasonably valued, based on expectations for continued low interest rates and a benign level of inflation. While we do not expect economic conditions in the U.S. to deteriorate, problems overseas could adversely affect the fundamental growth prospects for U.S.-based companies. More specifically, the Fund has little direct exposure to international securities, but share prices for our holdings will likely remain volatile as the financial crises in Asia, Russia and now Latin America play out. Our long-term view of the market's fundamentals is constructive.

October 14, 1998

Report of Independent Accountants

To the Board of Directors of Calvert World Values Fund, Inc. and Shareholders of Calvert Capital Accumulation Fund:

In our opinion, the accompanying statement of net assets and the related statement of operations, statement of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Calvert Capital Accumulation Fund, (hereafter referred to as the "Fund"), at September 30, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. Theses financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with custodians provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

Baltimore, Maryland
November 6, 1998

Statement of Net Assets
September 30, 1998

Equity Securities - 97.1%                                 Shares   Value
Communications Equipment - 3.0%
ADC Telecommunications, Inc. *                            71,900   $1,518,888
Northern Telecom, Ltd.                                    33,360   1,067,520

                                                                   2,586,408

Computer - Peripherals - 2.7%
EMC Corp. *                                               39,378   2,251,929

Computer - Software and Services - 21.3%
BMC Software, Inc. *                                      55,500   3,333,469
Compuware Corp. *                                         22,100   1,301,138
Microsoft Corp. *                                         12,100   1,331,756
Network Associates, Inc. *                                74,703   2,651,956
Oracle Corp. *                                            29,480    858,605
Parametric Technology Corp. *                             159,900  1,608,994
Platinum Technology, Inc. *                               57,700   1,038,600
Sterling Commerce, Inc. *                                 81,931   2,836,861
Sterling Software, Inc. *                                 114,900  3,166,931

                                                                  18,128,310

Distributors - Food and Health - 2.8%
Cardinal Health, Inc.                                     23,150   2,390,238

Electrical Equipment - 4.6%
Belden, Inc.                                              66,600    894,938
Solectron Corp. *                                         62,700   3,009,600

                                                                   3,904,538

Electronics - Semiconductors - 3.0%
Altera Corp. *                                            72,900    2,560,612

Financial - Diversified -  2.5%
SLM Holding Corp.                                         64,600    2,095,462

Health Care - Hospital Management - 2.7%
Health Management Associates, Inc., Class A *             126,400   2,306,800

Health Care - Products and Supplies - 1.6%
Boston Scientific Corp. *                                   26,500  1,361,438

Health Care - Special Services - 5.4%
ALZA Corp. *                                               63,600    2,758,650
Quintiles Transnational Corp. *                            41,900    1,833,125

                                                                      4,591,775

Home Building - 1.2%
Rouse Co. . .                                             39,100     1,053,256

Housewares - 2.0%
Newell Co.   . .                                          36,700     1,690,494

Equity Securities - (Cont'd)                               Shares       Value
Insurance - Life and Health - 2.0%
AFLAC, Inc.                                               61,000    $1,742,312

Investment Banking / Brokerage - 0.9%
Legg Mason, Inc.                                          29,600       778,850

Investment Management - 4.7%
Franklin Resources, Inc.                                  56,165     1,684,950
T. Rowe Price Associates, Inc.                             77,700    2,282,438

                                                                     3,967,388

Leisure - 2.5%
Harley Davidson, Inc.                                     72,100     2,117,937

Oil and Gas - Equipment - 2.4%
Smith International, Inc. *                               74,600     2,046,837

Restaurants - 1.8%
Cheesecake Factory, Inc. *                                96,800     1,500,400

Retail - Building Supplies - 2.9%
Fastenal Co.                                              65,800     1,645,000
Home Depot, Inc.                                          19,700       778,150

                                                                     2,423,150

Retail - Department Stores - 1.7%
Kohls Corp. *                                             36,100     1,407,900

Retail - Discounters - 1.3%
Dollar General Corp.                                      43,001     1,144,908

Retail - Specialty - 3.7%
Autozone, Inc. *                                          89,600      2,206,400
Casey's General Stores, Inc.                              62,400        936,000

                                                                      3,142,400

Services - Advertising and Marketing - 5.5%
Acxiom Corp. *                                            98,500      2,444,031
Catalina Marketing Corp. *                                               46,700
                                                                      2,194,900

                                                                      4,638,931

Services - Commercial and Consumer - 2.9%
G & K Services, Inc., Class A                            52,600       2,465,625

Services - Data Processing - 8.7%
Equifax, Inc.                                             64,900      2,316,119
Fiserv, Inc. *                                            41,000      1,888,562
Paychex, Inc.                                             61,500      3,171,094

                                                                      7,375,775

Equity Securities - (Cont'd)                              Shares       Value
Services - Employment - 3.3%
Interim Services, Inc. *                                  62,400   $1,283,100
Robert Half International, Inc. *                         35,300   1,524,519

                                                                    2,807,619
  Total Equity Securities (Cost $84,250,220)
                                                                   82,481,292


                                                  Principal
Repurchase Agreements - 2.6%                      Amount
State Street Bank: 5.35%, dated
9/30/98, due 10/1/98
     (Collateral: $2,310,118, U.S.
 Treasury, 3.64%, 11/30/00)
                                                 $2,200,000          2,200,000

     Total Repurchase Agreements
 (Cost $2,200,000)
                                                                     2,200,000

     Total Investments (Cost $86,450,220) - 99.7%
                                                                    84,681,292
     Other assets in excess of  liabilities - 0.3%
                                                                       245,593
     Net Assets - 100%
                                                                   $84,926,885

Net Assets Consist of:
Paid-in capital applicable to the following
 shares of common stock,
     250,000,000  shares of $0.01 par
 value authorized for Class A,
     Class B and Class C combined:
 Class A: 2,951,716 shares outstanding
                                                                    $64,961,517
   Class B: 130,978 shares outstanding
                                                                      3,700,813
     Class C: 265,853 shares outstanding
                                                                      6,100,653
Accumulated net realized gain (loss) on investments
                                                                     11,932,830
Net unrealized appreciation (depreciation) on investments
                                                                     (1,768,928)

     Net Assets
                                                                    $84,926,885

Net Asset Value Per Share
Class A (based on net assets of $75,068,456)
                                                                       $25.43
Class B (based on net assets of $3,310,741)                            $25.28
Class C (based on net assets of $6,547,688)                            $24.63


* Non-income producing
See notes to financial statements.

Statement of Operations
Year Ended September 30, 1998

Net Investment Income
Investment Income
Interest income                                      $54,652
Dividend income (net of foreign taxes of $375)       338,804
         Total investment income                     393,456

Expenses
         Investment advisory fee                     593,353
         Transfer agency fees and expenses           241,446
         Distribution Plan expenses:
                                    Class A          239,422
                                    Class B          7,885
                                    Class C          54,591
         Directors' fees and expenses                21,844
         Administrative fees                         74,654
         Custodian fees                              27,698
         Registration fees                           51,626
         Reports to shareholders                     33,326
         Professional fees                           8,734
         Miscellaneous                               16,660
         Reimbursement from Advisor (2,017)
         Total expenses                              1,369,222
Fees paid indirectly                                 (105,559)
         Net expenses                                1,263,663

         Net Investment Income (Loss)                (870,207)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
         Securities                                  13,287,725
         Futures                                         91,580
                                                     13,379,305
Change in unrealized appreciation or (depreciation) (12,767,191)

Net Realized and Unrealized Gain
         (Loss) on Investments                          612,114

Increase (Decrease) in Net Assets
         Resulting From Operations                   $(258,093)

See notes to financial statements.

Statements of Changes in Net Assets

                                                     Year Ended   Year Ended
                                                     Sept. 30,    Sept. 30,
Increase (Decrease) in Net Assets                    1998         1997
Operations
         Net investment income (loss)                $(870,207)   $(567,674)
         Net realized gain (loss)                    13,379,305   6,355,994
         Change in unrealized appreciation
         or (depreciation)                           (12,767,191) 4,031,882

         Increase (Decrease) in Net Assets
         Resulting From Operations                    (258,093)    9,820,202

Distributions to shareholders from
         Net realized gain:
         Class A Shares                              (5,175,390)  -
         Class C Shares                              (417,340)    -
         Total distributions                         (5,592,730)  -

Capital share transactions:
         Shares sold:
         Class A Shares                              48,471,955   25,046,771
         Class B Shares                              3,722,714    -
         Class C Shares                              3,607,052    1,469,185
         Reinvestment of distributions:
         Class A Shares                              4,897,289    -
         Class C Shares                              391,618      -
         Shares redeemed:
         Class A Shares                              (28,145,595) (19,310,865)
         Class B Shares                              (21,901)     -
         Class C Shares                              (1,080,594)  (1,088,191)
         Total capital share transactions            31,842,538    6,116,900

Total Increase (Decrease) in Net Assets              25,991,715   15,937,102

Net Assets
Beginning of year                                    58,935,170   42,998,068
End of year                                          $84,926,885  $58,935,170

Capital Share Activity
Shares sold:
         Class A Shares                              1,716,355    1,067,042
         Class B Shares                              131,783      -
         Class C Shares                              132,018      64,057
Reinvestment of distributions:
         Class A Shares                              209,017      -
         Class C Shares                              17,154       -
Shares redeemed:
         Class A Shares                              (985,970)    (821,581)
         Class B Shares                              (805)        -
         Class C Shares                              (40,384)     (48,629)
Total capital share activity                         1,179,168    260,889

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies
General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on October 31, 1994, offers three classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Effective April 1, 1998, the Fund began to offer Class B shares of
capital stock.   Class B shares are sold without a front-end sales charge.
With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Effective June 1, 1998, the Fund converted its existing Class C shares to new Class C shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year. Class B and Class C shares have a higher level of expense than Class A shares, including higher Distribution Plan expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Portfolio maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .80% of the Fund's average daily net assets. Under the terms of the agreement, $83,889 was payable at period end. The Fund pays a monthly performance fee of plus or minus up to .05%, on an annual basis, of average daily net assets of the performance period depending on the Fund's performance compared to the S&P Mid-Cap 400 Index. For the year ended September 30, 1998, the performance fee adjustment decreased management fees by $3,877.Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of the Fund. Under the terms of the agreement, $6,834 was payable at year end. The Advisor voluntarily waived and reimbursed the fund for advisory fees, administrative fees, and other operating expenses of $2,017.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Under the terms of the agreement, $28,944 was payable at year end.

The Distributor received $138,740 as its portion of the commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund. Under the terms of the agreement, $8,569 was payable at year end.

Each Director who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C - Investment Activity
During the year, purchases and sales of investments, other than short-term securities, were $80,480,755 and $54,420,791, respectively.

The cost of investments owned at September 30, 1998 was substantially the same for federal income tax and financial reporting purposes. Net unrealized depreciation aggregated $1,768,928, of which $9,009,383 related to appreciated securities and $10,778,311 related to depreciated securities.

Note D - Line of Credit
A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at September 30, 1998.


Tax Information (Unaudited)
The Fund designates $4,046,973 as capital gain dividends paid during fiscal year ended September 30, 1998. Of the amount designated, 54.58% is taxable at 28% and 45.42% is taxable at 20%.

Financial Highlights

                                                        Years Ended
                                                        Sept. 30,    Sept.30,
Class A Shares                                          1998         1997
Net asset value, beginning                              $27.21      $22.55
Income from investment operations
     Net investment income (loss)                       (.25)        (.25)
     Net realized and unrealized gain (loss)              .96          4.91
     Total from investment operations                     .71         4.66
Distributions from
     Net investment income                                 -           -
     Net realized gain                                    (2.49)       -
                         Total distributions              (2.49)       -
Total increase (decrease) in net asset value              (1.78)       4.66
Net asset value, ending                                   $25.43       $27.21

Total return*                                             3.37%        20.67%
Ratios to average net assets:
     Net investment income (loss)                        (1.08%)       (1.09%)
     Total expenses+                                      1.74%        1.91%
     Net expenses                                         1.61%        1.85%
     Expenses reimbursed                                  -            -
Portfolio turnover                                        77%          126%
Net assets, ending (in thousands)                         $75,068      $54,751
Number of shares outstanding ending (in thousands)        2,952        2,012

                                                           Periods Ended
                                                       Sept. 30,    Sept.30,
Class A Shares                                            1996         1995^
Net asset value, beginning                               $21.48       $15.00
Income from investment operations
     Net investment income (loss)                         (.24)        (.11)
     Net realized and unrealized gain (loss)              1.88         6.61
     Total from investment operations                     1.64         6.50
Distributions from
     Net investment income                                 -           (.02)
     Net realized gain                                    (.57)        -
                         Total distributions              (.57)        (.02)
Total increase (decrease) in net asset value              1.07         6.48
Net asset value, ending                                   $22.55       $21.48

Total return*                                             7.92%        43.40%
Ratios to average net assets:
     Net investment income (loss)                        (1.56%)     (1.55%)(a)
     Total expenses+                                      2.16%        2.35%(a)
     Net expenses                                         1.98%        2.06%(a)
     Expenses reimbursed                                  -            .05%(a)
Portfolio turnover                                        114%         95%
Net assets, ending (in thousands)                        $39,834      $16,111
Number of shares outstanding, ending (in thousands)      1,767           750
Financial Highlights

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Financial Highlights

Period Ended
                                                               September 30,
Class B Shares                                                   1998 #
Net asset value, beginning                                        $28.39
Income from investment operations
     Net investment income (loss)                                 (.16)
     Net realized and unrealized gain (loss)                      (2.95)
                         Total from investment operations         (3.11)
Distributions from
     Net investment income                                          -
     Net realized gain                                              -
                         Total distributions                        -
Total increase (decrease) in net asset value                       (3.11)
Net asset value, ending                                            $25.28

Total return*                                                     (10.95)%
Ratios to average net assets:
     Net investment income (loss)                                 (2.62%)
     Total expenses+                                               3.31%
     Net expenses                                                  3.01%
     Expenses reimbursed                                            .26%
Portfolio turnover                                                    77%
Net assets, ending (in thousands)                                  $3,311
Number of shares outstanding, ending (in thousands)                   131

                                                             Years Ended
                                                          Sept. 30,   Sept.30,
Class C Shares                                            1998         1997
Net asset value, beginning                                $26.64       $22.34
Income from investment operations
     Net investment income (loss)                         (.40)        (.47)
     Net realized and unrealized gain (loss)              .88          4.77
     Total from investment operations                     .48           4.30
Distributions from
     Net investment income                                  -          -
     Net realized gain                                    (2.49)       -
                         Total distributions              (2.49)       -
Total increase (decrease) in net asset value              (2.01)       4.30
Net asset value, ending                                   $24.63       $26.64

Total return*                                             2.52%        19.25%
Ratios to average net assets:
     Net investment income (loss)                        (1.98%)      (2.30%)
     Total expenses+                                      2.75%        3.11%
     Net expenses                                         2.50%        3.05%
     Expenses reimbursed                                  -            -
Portfolio turnover                                        77%          126%
Net assets, ending (in thousands)                        $6,548        $4,184
Number of shares outstanding, ending (in thousands)         266           157

     Periods Ended
                                                          Sept. 30,    Sept.30,
Class C Shares                                            1996         1995^
Net asset value, beginning                                $21.55      $15.00
Income from investment operations
     Net investment income (loss)                         (.55)       (.15)
     Net realized and unrealized gain (loss)              1.91         6.70
                         Total from investment operations 1.36         6.55
Distributions from
     Net investment income                                 -           -
     Net realized gain                                    (.57)        -
                         Total distributions              (.57)        -
Total increase (decrease) in net asset value               .79           6.55
Net asset value, ending                                   $22.34       $21.55

Total return*                                             6.56%        43.67%
Ratios to average net assets:
     Net investment income (loss)                        (2.82%)     (3.13%)(a)
     Total expenses+                                      3.42%        3.79%(a)
     Net expenses                                         3.24%        3.50%(a)
     Expenses reimbursed                                  -            2.79%(a)
Portfolio turnover                                        114%         95%
Net assets, ending (in thousands)                       $3,164          $1,992
Number of shares outstanding, ending (in thousands)        142              92



(a)   Annualized
+ Ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
* Total return does not reflect deduction of any front-end or deferred sales charge.
^ From October 31, 1994 inception
# From April 1, 1994 inception

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

Calvert Group's
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Calvert Group
INformation

for distribution to prospective investors unless preceded or accompanied by a prospectus.